                    CONSULTING AGREEMENTCONSULTING CONTRACT
                    ---------------------------------------

     THIS CONSULTING CONTRACT (the "Contract") is made and entered into as of this 30 day of September, 2001 by and between TRANSMEDIA NETWORK INC., a Delaware corporation with its principal office at 11900 Biscayne Boulevard, North Miami, Florida 33181 and TRANSMEDIA SERVICE COMPANY, INC., a Delaware corporation with its principal office at 11900 Biscayne Boulevard, North Miami, Florida 33181 (collectively, the "Company"), and FRANK FELIX ASSOCIATES, LTD., a New Jersey corporation with its principal place of business at 140 Sylvan Avenue, Englewood Cliffs, New Jersey 07632 (the "Consultant") and Frank Schmeyer, an employee of FRANK FELIX ASSOCIATES, LTD.

                              W I T N E S S E T H:

     WHEREAS, the Company has previously engaged the Consultant to perform the services identified in Exhibits A and B, attached hereto and incorporated herein
                       ----------------
(the "Prior Work");

     WHEREAS, the Company has provided the Consultant with valuable proprietary, confidential, and trade secret information, has allowed the Consultant to interact with prospective and existing customers and clients, and has allowed the Consultant to maintain possession and control of certain computer middleware and software owned by the Company and the Consultant has purchased certain computer hardware, operating systems, middleware and software for the use and benefit of the Company;

     WHEREAS, the Company has provided Frank Schmeyer with valuable proprietary, confidential, and trade secret information and has allowed Frank Schmeyer to interact with prospective and existing customers and clients and Frank Schmeyer has developed a close relationship with the Company;

     WHEREAS, the Company and the Consultant desire to confirm and reaffirm the terms of the prior engagement and relationship; and

     WHEREAS, the Company desires to continue to engage the Consultant, and the Consultant desires to continue to be engaged by the Company, to perform the services described in Exhibit C, attached hereto and incorporated herein (the
                      ---------
"Work"), and to perform other services for the Company on the terms and conditions set forth herein; and

     NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     Section 1.  Engagement.  The Company hereby engages the Consultant, and the
                 ----------
Consultant hereby accepts such engagement, to develop the Work and to perform such other services for the Company as are mutually agreed upon between the parties hereto from time to time (collectively, the "Services"). The Company may revise the scope of the Work and the Services as it sees fit from time to time.

     Section 2.  Responsibilities of the Consultant.
                 ----------------------------------

          (a) During the term of this Contract, the Consultant shall:

              (i) to the greatest extent possible, faithfully and diligently develop the Work and perform the Services using only employees, not independent contractors;

              (ii) to the extent that the Consultant develops the Work and performs the Services using independent contractors, obtain assignments of all rights to the Company including, without limitation, copyright, moral rights, and intellectual property rights or obtain transferable perpetual licenses of all rights for the Company including, without limitation, copyright rights, moral rights, and intellectual property rights;

              (iii) provide to the Company computer files on a monthly basis at the same time as the Consultant's invoice is tendered, or at such other times as is requested by the Company, wherein such files shall report the Consultant's progress with respect to the Work and the Services, including a description of the work performed (including persons performing the work, time and date on which the work was performed) and the estimated time to complete the Work and the Services; and

              (iv) at the Company's request, hold status meetings with the Company to review the status of the Work and the Services and to discuss the development of the Work and the Services using the Project Authorization and Approval Process as described in Exhibit D.
                                 ---------

(b) In performing the Services, the Consultant shall at all times: (i) conduct itself in a manner which is consistent with the policies and procedures of the Company in effect from time to time and in a manner which will promote and further the business, operations and reputation of the Company; (ii) comply with all applicable federal, state and local laws in effect at the time the Services are performed; and (iii) perform the Services in an expeditious and economical manner consistent with professional standards and practices.

     Section 3.  Acceptance of the Work and the Services.
                 ---------------------------------------

          (a) The Consultant shall transfer continuously to the Company copies of all materials designed or developed by the Consultant with respect to the Work and the Services, including, without limitation, all completed portions of the Work and the Services and all work in process (collectively, "Work Product"), for purposes of the Company's evaluation and acceptance by the Chief Technology Officer or his designee and shall retain copies to create further Work Product. Such transfer may occur electronically.

          (b) The Consultant has transferred to the Company certain aspects of the Work Product related to the Prior Work and, at the Company's request, has retained certain aspects of the Work Product related to the Prior Work.

          (c) All Work Product shall be subject to evaluation and acceptance testing by the Company to verify that such Work Product meets with the Company's approval, in the Company's sole discretion. The Company shall provide to the Consultant results of its evaluation and acceptance testing of all Work Product provided to it and shall identify any aspect of such Work Product which fails to meet with the Company's approval.

     Section 4.  Assignment of the Work Product and Inventions.
                 ---------------------------------------------

          (a) Except for certain expressly-designated computer software identified in Exhibit E, attached hereto and incorporated herein (the "Generic
              ---------
Software"), and certain expressly-designated computer hardware, operating systems, middleware, and software identified in Exhibit F, attached hereto and
                                                ---------
incorporated herein (the "Equipment"), the Consultant, in consideration of payment, to the Company all of its right, title and interest, including, without limitation, copyright, moral rights, and intellectual property rights, throughout the world, in and to the Prior Work, including, without limitation, all previously developed Prior Work and Work Product and all developments, ideas, notes, designs, drawings, models, specifications, memoranda, video work, audio work, methods, systems, computer software or programs, creations, inventions, trade secrets, patents, patent applications (whether pending or not) or any other intellectual proprietary information and know-how, whether or not patentable, copyrightable or subject to other legal protection, developed in relation to the Consultant's work performed for the Company with respect to the Prior Work and any Services previously provided herein. The Consultant hereby provides to the Company at no cost to the Company a non-exclusive transferable perpetual license of all of its right, title and interest, if any, including, without limitation, copyright, moral rights, and intellectual property rights, throughout the world, whether or not patentable, copyrightable or subject to other legal protection in the Generic Software and the Equipment.

          (b) Except for the Generic Software and the Equipment, the Consultant hereby assigns to the Company all of its right, title and interest, including, without limitation, copyright, moral rights, and intellectual property rights, throughout the world, in and to all previously developed Work Product and all developments, ideas, notes, designs, drawings, models, specifications, memoranda, video work, audio work, methods, systems, computer software or programs, creations, inventions, trade secrets, patents, patent applications (whether pending or not) or any other intellectual proprietary information and know-how, whether or not patentable, copyrightable or subject to other legal protection, developed in relation to the Consultant's work (including any rights held by the Consultant's employees) performed for the Company in association with the Previous Work, the Work, and the Services.

          (c) Except for the Generic Software and the Equipment, the Consultant hereby assigns to the Company all of its right, title and interest, including, without limitation, copyright, moral rights, and intellectual property rights, throughout the world, in and to all Work Product and all developments, ideas, notes, designs, drawings, models, specifications, memoranda, video work, audio work, methods, systems, computer software or programs, creations, inventions, trade secrets, patents, patent applications (whether pending or not) or any other intellectual proprietary information and know-how, whether or not patentable, copyrightable or subject to other legal protection, developed in relation to the Consultant's work (including any rights held by the Consultant's employees) performed for the Company in association with the Work and the Services.

          (d) The Consultant shall promptly disclose to the Company all material and information developed, conceived or first reduced to practice by the Consultant (or its employees) in connection with the Prior Work, Work, and/or the Services, including, without limitation, all Work Product and all developments, ideas, notes, designs, drawings, models, specifications, memoranda, video work, audio work, methods, systems, computer software or programs, creations, inventions, trade secrets, patents, patent applications (whether pending or not) or any other intellectual proprietary information and know-how, whether or not patentable, copyrightable or subject to other legal protection, which, directly or indirectly, relate to the Prior Work, Work, Work Product, or the Services (collectively, "Inventions").

          (e) All Inventions shall belong exclusively to the Company. Except as provided in Section 4(a), the Consultant hereby acknowledges that all Inventions are works which have been specially ordered or commissioned by the Company and that all such services, results and proceeds shall be considered "works made for hire," as defined under Section 101 of the Copyright Act of 1976, and the Company shall own all right, title and interest therein. The Company shall be considered the author for purposes of copyright and shall own all the rights in and to the copyright of all Inventions and only the Company shall have the right to register the copyright to any Invention, which the Company may do in its name or in any other name. To the extent that any Invention may not be deemed a "work made for hire" under Section 101 of the Copyright Act, or, for any reason, intellectual property rights may not vest in the Company, the Consultant hereby grants, assigns, and conveys to the Company all of its right, title and interest now existing or that may exist in the future in and to any intellectual property rights, including any copyrights, in the Inventions. Neither the Consultant nor Frank Schmeyer shall attempt to register any Invention created by the Consultant pursuant to this Contract at the U.S. Copyright Office or in any foreign counterparts of that office.

     Section 5.  Fees.
                 ----

          (a) In consideration of the consulting services to be performed by the Consultant hereunder, the Company shall pay to the Consultant monthly fees according to the monthly fixed fee and staffing schedule in Exhibit G, attached
                                                            ---------
hereto and incorporated herein (the "Fee and Staffing Schedule"). The Consultant shall staff its operation in accordance with the Fee and Staffing Schedule. The Consultant shall maintain computer files of consulting services with such information as is agreed upon between the parties hereto from time to time and provide monthly status reports to the Company regarding the consulting services provided and staffing levels. The Consultant shall provide a written invoices to the Company reflecting the monthly fixed fee as required pursuant to the Fee and Staffing Schedule for consulting services, expenses, back up services, and standby processor services to the Company's Chief Technology Officer or his designee. The Company shall pay any undisputed amounts on such invoices within twenty (20) calendar days of receipt.. In the event payment is not made within such period, then a late charge of 18% per annum shall apply to unpaid portions, and Consultant shall be entitled to its reasonable cost of collection, including counsel fees.

          (b) In additional consideration for the limitations on Frank Schmeyer's actions after the termination of this Contract and in addition to the Company's disclosure of trade secrets and valuable confidential business and professional information to Frank Schmeyer and provision of access to the Company's substantial relationships with prospective and existing customers and clients to Frank Schmeyer, the Company shall pay to Frank Schmeyer ten ($10.00) dollars per year, in addition to any other compensation Frank Schmeyer may receive from the Consultant.

     Section 6.  Equipment and Expenses.
                 ----------------------

          (a) The Consultant has purchased or otherwise obtained the Equipment on behalf of the Company to be utilized by the Company in connection with performing the services to be performed by the Consultant hereunder for the use and benefit of the Company. Upon termination of this Contract, the Consultant will continue perpetually to provide the Equipment for the use and benefit of the Company at no cost , except for the expense, if any, of relocating such Equipment, to the Company, regardless of the Consultant's ownership of the Equipment.

          (b) The Company shall be responsible for all reasonable expenses incurred by the Consultant in connection with performing the services to be performed by the

Consultant hereunder consistent with past practice as it relates to expense and frequency, provided however, that the Consultant shall follow the Company's policies, as such policies exist and may be amended from time to time, for approval of expenses.

     Section 7.  Covenants of the Consultant.
                 ---------------------------

          (a)    The Consultant shall:

                 (i) take all reasonable steps necessary to ensure that no person or entity will have unauthorized access to the Work or any other Work Product or any portion thereof and in accordance with the Company's security and privacy policies, as such policies exist and may be amended from time to time;

                 (ii) promptly notify the Company if the Consultant becomes aware of any infringement of the Company's proprietary rights in or to the Work or any other Work Product or any portion thereof;

                 (iii) take all reasonable steps necessary to ensure that no person or entity will have unauthorized access to other information provided by the Company and that such information shall be maintained securely and in accordance with the Company's security and privacy policies, as such policies exist and may be amended from time to time; and

                 (iv) take all steps necessary to maintain securely all hardware, middleware, and software purchased on behalf of the Company to be utilized by the Consultant.

          (b)  The Consultant shall not:

                 (i) except for the Generic Software and as otherwise provided in Section 4 hereof, assign, sublicense, lease, encumber or otherwise transfer or attempt to transfer the Work or any other Work Product or any portion thereof;

                 (ii) except for the Generic Software, permit any third party to use or have access to the Work or any other Work Product or any portion thereof without the prior written consent of the Company;

                 (iii) permit any third party to use or have access to the information provided by the Company without the prior written consent of the Company; or

                 (iv) use the services of any independent contractor in such a manner that the independent contractor would have a claim of right to the Inventions.

     Section 8.  Representations and Warranties.  The Consultant hereby
                 ------------------------------
represents and warrants to the Company that: (i) the Company shall receive good title to all Inventions, free and clear of all liens, claims and encumbrances whatsoever; (ii) the Prior Work, Work and any other Work Product and all portions thereof shall conform to the specifications and requirements agreed upon between the parties hereto; (iii) no Prior Work, Work, Services, or Work Product has, does, or will infringe or violate any patents, copyrights, trademarks, trade secrets or other proprietary rights of any third party; and
(iv) the media on which any Work Product is contained shall contain no computer instructions whose purpose is to disrupt, damage or interfere with the Company's use of its computers or telecommunications facilities for its commercial purposes, or to perform functions which are not an appropriate part of the functionality of such Work Product and whose result is to disrupt the use or operation of such Work Product.

     Section 9.  Confidentiality.
                 ---------------

          (a) The Consultant and Frank Schmeyer individually acknowledge that, during the course of performing the Work and the Services to be performed by the Consultant hereunder, the Consultant and Frank Schmeyer individually have been and may be exposed to and have access to confidential and/or proprietary information of the Company. No express or implied license to use such confidential and/or proprietary information is granted to the Consultant or Frank Schmeyer individually other than to use such information to the extent necessary to perform the services to be performed by the Consultant hereunder.

          (b) Neither the Consultant nor Frank Schmeyer individually shall, without the prior express written permission of the Company, during the term of this Contract or subsequent to its termination or expiration, disclose to any other person or entity or use in any way any confidential and/or proprietary information of the Company which the Consultant or Frank Schmeyer individually may now have or may hereafter obtain during the term of this Contract. By this Contract, the Company revokes any prior express written permission (except to the extent that the Company subsequently grants such permission in writing) for the Consultant to disclose any confidential and/or proprietary information of the Company to any other person or entity..

          (c) For purposes of this Contract, "confidential information" shall mean the Work and the Services and all portions thereof, and all computer software, manuals, quotations, specifications, designs, plans, ideas, concepts, theories, technology, know-how, methods, customer lists and other technical or non-technical data and business information of Company (whether or not reduced to writing or to practice by the Company) which are not generally known to the public.

          (d) For purposes of this Contract, "proprietary information" shall mean all technology, know-how, methods, customer lists and other technical or non-technical data and business information of Company (whether or not reduced to writing or to practice by the Company).

     Section 10.  Non-Competition.
                  ---------------

          (a) In order to protect the Company's legitimate business interests in the form of trade secrets, valuable confidential business and professional information, substantial relationships with prospective and existing customers and clients, and customer and client goodwill, the Consultant and Frank Schmeyer individually agree that, during the term of this Contract and up to a period of twenty-four (24) months after the date of the termination of this Contract (the length of time to be determined at the Company's sole discretion), the Consultant and Frank Schmeyer individually will not, directly or indirectly, as a partner, joint venturer, employer, employee, consultant, shareholder,
principal, agent, or otherwise:   (i) own, manage, operate, render services to,
become interested in or associated with, join in, control, participate in, or otherwise carry on any "Competing Business" (as hereinafter defined); or (ii) take any action that is adverse to the Company's interests, product market, goodwill or reputation. For purposes of this Contract, the term "Competing Business" shall mean and include any entity or business which is engaged in developing, marketing, advertising, distributing, licensing, sublicensing, selling or providing products or services similar to or competitive with the Work or the Services or the Company. Competing business include, but are not limited to, other loyalty rewards providers or back end processors, alternate currency redemption schemes, dining programs such as IGT or Gusto, and/or processor based capital or marketing programs. This provision shall not be enforceable if the Company is in breach of its payment requirements hereunder.

          (b) It is agreed among the parties hereto that the foregoing restrictions, as well as the time period of the restrictive covenants set forth in this Section 10, are reasonable and acceptable in light of the information and other valuable benefits the Consultant will receive from the Company in connection with this Contract.

          (c) Should a court of competent jurisdiction declare any of the covenants contained in this Section 10 unenforceable due to an unreasonable restriction upon engaging in a Competing Business or the duration of non-competition, such court shall have the express authority of the parties to this Contract to reform the covenants to the maximum term and geographic area found by such arbitrator reasonably necessary to protect the Company's interests. The Consultant and Frank Schmeyer individually expressly recognize and agree that the covenants set forth herein are for the purpose of restricting the Consultant's and Frank Schmeyer's individual activities only to the extent necessary for the protection of the legitimate business interests of the Company, and the parties hereto agree that said covenants are reasonable for that purpose and that such covenants do not and will not preclude the Consultant, its employees, or Frank Schmeyer individually from engaging in activities sufficient for the purpose of earning a living.

          (d) Company agrees to not solicit for employment, consulting or any provision of services any member of the Consultant's staff without the consent of Consultant. This provision shall remain in effect so long as the Contract and/or its non- compete provisions remain in effect.

Section 11.  Term and Termination.
             --------------------

          (a) Subject to the provisions of this Contract, and unless extended or earlier terminated, the term of this Contract shall commence on October 1, 2001 or on such other date as shall be mutually agreed upon in writing between the parties hereto and shall continue thereafter until September 30, 2004. The Consultant shall perform the Work and the Services in accordance with a development schedule mutually agreed upon in writing by the parties hereto, it being understood and agreed that time is of the essence for the completion of such services.

          (b) This Contract is automatically renewable for two successive one
(1) year periods on the anniversary of the commencement date described in
Section 11(a). Written notice of intention to not renew this Contract must be provided one hundred and eighty (180) calendar days ahead of the anniversary of the commencement date described in Section 11(a).

          (c) This Contract may be terminated by written agreement signed by representatives of both parties upon six (6) months notice. If the parties exercise their joint right to terminate this Contract set forth in this Section 11(b), the Consultant shall make its best efforts to complete all uncompleted portions of the Work, the Services, and all other Work Product prior to the termination of this Contract. Prior to the termination of this Contract as set forth in this Section 11(b), the Company shall provide written notice to the Consultant of whether it intends to exercise its right to enforce the provisions of Section 10(a) hereunder and, if so, the length of time for which it will enforce the provisions of Section 10(a) hereunder with regard to the Consultant and Frank Schmeyer individually.

          (d) Notwithstanding anything to the contrary contained herein, the Company may terminate this Contract in sixty (60) calendar days upon written notice to the Consultant in the event: (i) of a uncured material default by the Consultant of the Consultant's obligations hereunder under Section 9 hereof provided that Consultant has received thirty (30) days' calendar notice of such default ; or (ii) immediately in the event of Frank Schmeyer's termination by or disassociation from the Consultant. Any such terminations shall not be deemed waivers by the Company of its rights and remedies as a result of such breach.

          (f) In the event this Contract is terminated pursuant to this Section 11, the Company's sole obligation and liability to the Consultant shall be to pay the Consultant for services performed prior to the date of termination.

          (g) Within thirty (30) days following the date of the notice of termination of this Contract, the Consultant shall deliver to the Company all Work Product and all materials and information remaining in its possession relating to the Work or the Services and shall destroy (unless otherwise requested by the Company) any and all portions of the

Work and other Work Product contained in any computer storage device in the possession or under the control of the Consultant.


     Section 12.  Indemnification.  The Consultant agrees to defend, indemnify
                  ---------------
and save harmless the Company and its officers, directors, shareholders, employees, licensees, and franchisees from and against all losses, costs, claims, demands, actions, liabilities, suits or damages that in the aggregate for that claim exceed $10,000.00, including without limitation, reasonable counsel fees, costs and expenses, arising out of any allegation or claim of a breach of any representation or warranty made by the Consultant in Section 8 hereunder. The Consultant does not agree to defend, indemnify and save harmless the Company and its officers, directors, shareholders, employees, licensees, and franchisees from and against any losses, costs, claims, demands, actions, liabilities, suits or damages, arising solely from the actions of the Company or its employees.

     Section 13.  Status of the Consultant.
                  ------------------------

          (a) Without the prior approval of the Company, the Consultant is not, nor shall the Consultant be deemed to be, the legal representative or agent of the Company. The Consultant is not authorized to transact business, accept orders, incur obligations (expressed or implied), bill for goods or other services, establish prices, or otherwise act in any manner in the name of or on behalf of the Company, or make any promise to any third with respect to the Work, the Services, or any other matter of the Company.

          (b) The Consultant is and shall at all times act as an independent contractor. The Consultant acknowledges and agrees that: (i) the Consultant is engaged in an independently established trade, occupation or business; (ii) the Company shall not withhold on behalf of the Consultant any sums for income tax, unemployment insurance, social security, or any other withholding pursuant to any law or requirement of any governmental authority relating to the Consultant or make available to the Consultant any of the benefits afforded to employees of Company, if any; and (iii) all of such payments and withholdings are the sole responsibility of the Consultant who covenants that the Consultant shall make all such payments as required by law. In the event the Internal Revenue Service or any other governmental authority questions or challenges the independent contractor status of the Consultant, the parties hereto agree that the Consultant and the Company shall have the right to participate in any discussion or negotiation occurring with such governmental authority, irrespective with whom or by whom such discussions or negotiations are initiated. The Consultant shall defend, indemnify and hold harmless the Company from and against any loss, expense, claims, liability or cost, arising from or in connection with a determination by any governmental, administrative or judicial authority that the Consultant is a subsidiary or affiliate of the Company.

          (c) Nothing in this Contract shall be construed as affecting or altering the Consultant's role as an on-line back up site for the Company's information. Upon termination of this Contract and at the Company's sole discretion, the Consultant will continue to serve as an on-line back up site for the Company's information or will return all such information to the Company. Should the Company choose for the Consultant to continue to serve as an on-line back up site for the Company's information, the Company shall pay to the Consultant a reasonable fee agreed to by the parties. Should the Company choose for the Consultant to continue to serve as an on-line back up site for the Company's information, the Consultant will continue to provide such service during the negotiation of the reasonable fee agreed to by the parties.

          (d) Nothing in this Contract shall be construed as affecting or altering the Consultant's role as the back up servicer with regard to the Company's securitization. The Company and the Consultant hereby confirm and reaffirm the Consultant's role as the back up servicer with regard to the Company's securitization. Upon termination of this Contract and at the Company's sole discretion, the Consultant will continue to serve as the back up servicer with regard to the Company's securitization. Should the Company choose for the Consultant to continue to serve as the back up servicer with regard to the Company's securitization, the Company shall pay to the Consultant a reasonable fee agreed to by the parties. Should the Company choose for the Consultant to continue to serve as the back up servicer with regard to the Company's securitization, the Consultant will continue to provide such service during the negotiation of the reasonable fee agreed to by the parties.

     Section 14.  Non-Waiver and Amendment.  No failure by any party to enforce
                  ------------------------
or take advantage of any provision hereof shall constitute a waiver of any subsequent right to enforce or take advantage of such provision, and no rights of any party shall be deemed waived, nor shall this Contract or any of the terms or provisions thereof be changed or amended or waived, in any way whatsoever, except by a written Contract executed by a duly authorized officer of each party hereto.

     Section 15.  Assignability.  This Contract shall not be assignable or
                  -------------
transferable by any Party, by operation of law or otherwise, without the other Party's prior written consent.

     Section 16.  Governing Law; Submission to Jurisdiction; Severability.
                  -------------------------------------------------------
Except as otherwise provided herein, this Contract shall be construed and enforced in accordance with the internal laws of the State of New York. Both parties agree that they are subject to the jurisdiction of the courts of the State of New York and agree that any dispute over the construction or enforcement of this Contract shall be brought in a court of competent jurisdiction (either state or federal) in the State of New York. If any provision of this Contract is in violation of any applicable law, such provision shall to such extent be deemed null and void, and the remainder of the Contract shall remain in full force and effect.

     Section 17.  Notices.  Any notices or other communications required or
                  -------
permitted to be given or delivered under this Contract shall be in writing and shall be sufficiently given if delivered personally or mailed by registered or certified mail, postage prepaid, return receipt requested, or by overnight delivery by a nationally-recognized courier, or by facsimile (if confirmed by registered or certified mail, postage pre-paid, return receipt requested) to:

     To Company at:

          TRANSMEDIA NETWORK INC.
          11900 Biscayne Boulevard
          North Miami, Florida  33181
          Attention:  Keith E. Kiper
          Facsimile No.: (305) 892-3342

     To the Consultant at:

          FRANK FELIX ASSOCIATES LTD.
          140 Sylvan Avenue
          Englewood Cliffs, New Jersey  07632
          Attention:  Mr. Frank Schmeyer
          Facsimile No.:  (201) 947-5162

or to such other address, person or facsimile number as either party may from time to time designate to the other in writing. Any such notice or other communication shall be deemed to be given as of the date it is personally delivered, five (5) days after being deposited in the United States mail, one
(1) day after being deposited with a nationally recognized courier for overnight delivery, or upon facsimile transmission.

     Section 18.  Entire Contract.  This Contract and the Exhibits attached
                  ---------------
hereto evidence the entire Contract of the parties hereto, and supersede all prior Contracts and understandings relating to the subject matter of this Contract. The parties hereto represent and warrant to each other that no representation or promise not otherwise expressly set forth herein has been made to any party in connection with the negotiation and execution of this Contract and was immaterial if made, and that no party has relied upon any representation or promise of any other party in executing this Contract.

     Section 19.  Survival.  Upon termination of this Contract, all rights and
                  --------
obligations of the parties shall cease, except as expressly stated otherwise in the Contract and except for the obligations of the parties under Sections 4, 6(a), 8, 9, 10, 11(d) and (e), and 12 through 24, which obligations shall survive the termination of this Contract.

     Section 20.  Limitation of Remedies.   NO PARTY SHALL BE LIABLE TO THE
                  ----------------------
OTHER FOR DAMAGES IN THE FORM OF CONSEQUENTIAL, INCIDENTAL OR SPECIAL DAMAGES, OR FOR EXEMPLARY DAMAGES, RESULTING FROM THIS

CONTRACT OR THE SERVICES PERFORMED HEREUNDER, EVEN IF THE PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

     Section 21.  [Intentionally omitted.]
                  ------------------------

     Section 22.  Successors.  This Contract shall enure to the benefit of the
                  ----------
parties hereto and their respective affiliates, purchasors, predecessors, successors, assigns, officers, directors and employees.

     Section 23.  Free and Voluntary Act.  This Consultant has executed and
                  ----------------------
delivered this Contract as the Consultant's free and voluntary act, after having determined that the provisions contained herein are of a material benefit to the Consultant, and that the duties and obligations imposed on the Consultant hereunder are fair and reasonable.

     Section 24.  Opportunity to Employ Counsel.  The Consultant has read and
                  -----------------------------
fully understands the terms and conditions set forth herein, has had time to reflect on and consider the benefits and consequences of entering into this Contract, and has had the opportunity to review the terms hereof with his or her attorney.

     Section 25.  Captions: Authorship.  Captions are for convenience only and
                  --------------------
shall not be used to interpret or change the substance of this Contract. This Contract shall not be construed for or against any party on account of authorship.

                                   * * * * *

     IN WITNESS WHEREOF, the parties have entered into this Contract as of the day and year first above written.

                              THE COMPANY:

                              TRANSMEDIA NETWORK INC.



                              By: _______________________________________
                                    Gene M. Henderson
                                    President and Chief Executive Officer



                              THE CONSULTANT:

                              FRANK FELIX ASSOCIATES, LTD.



                              By: _______________________________________
                                    Frank Schmeyer



                              FRANK SCHMEYER


                              By: _______________________________________
                                    Frank Schmeyer